--------------------------------------------------------------------------------
                       Office of the United States Trustee
                                  Exhibit 99.10
--------------------------------------------------------------------------------


------------------------------------       -------------------------------------
In re:                                     DEBTOR IN POSSESSION OPERATING REPORT
USA BIOMASS CORPORATION, INC.
                                           Report Number: 5          Page 1 of 3


                      Debtor.              For the period FROM: April 1, 2001
                                                          TO: April 30, 2001
-----------------------------------        -------------------------------------
Chapter 11 Case No: LA 00-44126 ES
-----------------------------------        -------------------------------------

1.   Profit and Loss Statement (Accrual Basis Only        ($000's))
     A.  Related to Business Operations:
         Gross Sales                                                       SEE ATTACHED
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)
                                                                          --------------------
              Net Sales
                                                                                               --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                          --------------------
         Add: Purchases
                                                                          --------------------
         Less: Ending Inventory at Cost
                                                                          --------------------
              Cost of Goods Sold
                                                                                               --------------------
                  Gross Profit
                                                                                                                    ----------------
                  Other Operating Revenues (Specify)
                                                                                                                    ----------------
         Less: Operating Expenses:
         Officer Compensation
                                                                          --------------------
         Salaries and Wages - Other Employees
                                                                          --------------------
              Total Salaries and Wages
                                                                                               --------------------
              Employee Benefits and Pensions
                                                                                               --------------------
         Payroll Taxes
                                                                          --------------------
         Real Estate Taxes
                                                                          --------------------
         Federal and State Income Taxes
                                                                          --------------------
              Total Taxes
                                                                                               --------------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                          --------------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                          --------------------
         Insurance
                                                                          --------------------
         Automobile Expense
                                                                          --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                          --------------------
         Depreciation and Amortization
                                                                          --------------------
         Repairs and Maintenance
                                                                          --------------------
         Advertising    (In cost of sales)
                                                                          --------------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                          --------------------
         Bad Debts
                                                                          --------------------
         Miscellaneous Operating Expenses (Specify)
                                                                          --------------------
              Total Operating Expenses
                                                                                               --------------------
                  Net Gain/Loss from Business Operations
                                                                                                                    ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income
                                                                                               --------------------
              Other Non-Operating Revenues (Specify)
                                                                                               --------------------
              Gross Proceeds on Sale of Assets
                                                                          --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                          --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                               --------------------
              Total Non-Operating Income   Sales Tax Refund
                                                                                                                    ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7
                                                                                               --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc
                                                                                               --------------------
              Total Non-Operating Expenses
                                                                                                                    ----------------
     NET INCOME / LOSS FOR PERIOD
                                                                                                                    ----------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 5             Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------


         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $0.00                  $
                                      ----------------       -------------------


3.       State of Status of Payments to Secured Creditors and Lessors:


                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due       Number Amount
          ------      -----------------    -------     ---       -------------
          See attachment---------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------



         *Explanation for Non-Payment:           None made
                                      ---------------------------------


4.       Tax Liability:
                 Gross Payroll Expense for Period:              $ See attachment
                                                                 ---------------
                 Gross Sales for Period Subject to Sales Tax    $      0.00
                                                                 ---------------


                                                                   Post-Petition
                                                                     taxes Still
                                           Date Paid   Amount Paid*     Owing
                                           ---------   ------------     -----


    Federal Payroll and Withholding Taxes              See attachment
    State Payroll and Withholding Taxes                See attachment
    State Sales and Use Taxes                 None
    Real Property Taxes*****                           See attachment



     ****Includes personal property tax    * Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made.

5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE          ATTACHMENT
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 5             Page 3 of 3
--------------------------------------------------------------------------------


6.       Questions:


         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts Only)


                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
   Irell & Manella LLP                Attorney                  See attachment
--------------------------------------------------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         December 2000        $ 398,138.50    $  3,750.00      Feb 9,2001         $  3,750.00      1289              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         March 2001           $  2,413,400    $  7,500.00      May 3,2001         $  7,500.00      1714              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------


I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession
Operating Report is true and complete to the best of my knowledge.


Dated:       May    , 2001
                ----
                                                        /s/ Eugene W. Tidgewell
                                                        ------------------------
                         Debtor in Possession or Trustee

                             USA BIOMAS CORPORATION
                                 PROFIT & LOSS
                                   APRIL 2001



                                                                 Apr 01
                                                             -------------
    Ordinary Income/Expense
            Income
                4000-TRANSPORTATION                            846,812.05
                                                             -------------
            Total Income                                       846,812.05


            Cost of Goods Sold
                5007-DISPOSAL FEES                              18,906.33
                5200-DRIVER COST
                    5210-DRIVER WAGES                          171,859.78
                    5220-DRIVER PAYROLL TAXES                   14,103.82
                    5240-DRIVER SUPPLIES                           562.03
                    5270-SAFETY MEETING                            442.08
                    5290-PAY TOLLS                                   2.25
                                                             -------------
                Total 5200-DRIVER COST                         186,969.96


                5300-INSURANCE
                    5310-MEDICAL                                14,876.30
                    5320-LIABILITY                              44,591.82
                    5330-WORKERS' COMPENSATION                  31,677.37
                                                             -------------
                Total 5300-INSURANCE                            91,145.49


                5350-GREENWASTE PAYROLL COSTS
                    5351-WAGES                                  34,670.09
                    5352-PAYROLL TAXES                           3,211.20
                                                             -------------
                Total 5350-GREENWASTE PAYROLL COSTS             37,881.29


                5410-EQUIPMENT RENTAL                              705.00
                5500-FUEL                                      128,612.73
                5510-FUEL; RENTAL AND FUEL INCOME               -4,973.95
                5520-SHOP TOOLS                                    425.00
                5600-REGISTRATION                               17,811.22
                5700-REPAIR & MAINTENANCE
                    5710-MECHANIC WAGES                         35,313.83
                    5715-PAYROLL TAXES - MECHANIC                3,007.27
                    5720-TIRES                                  14,623.37
                    5725-TIRE SERVICE                            8,119.13
                    5730-TRUCK MAINTENANCE                       2,919.38
                    5735-TRUCK REPAIR- PARTS                    38,084.29
                    5745-TRAILER REPAIRS                           271.60
                    5750-TRUCK WASH                              1,810.00
                    5700-REPAIR & MAINTENANCE - Other          -17,026.98
                                                             -------------
                Total 5700-REPAIR & MAINTENANCE                 87,121.89


                5810-SUBHAULING                                 32,798.00
                                                             -------------
            Total COGS                                         597,402.96
                                                             -------------
        Gross Profit                                           249,409.09
            Expense
                6020-AUTO EXPENSES

                             USA BIOMAS CORPORATION
                                 PROFIT & LOSS
                                   APRIL 2001



                                                                 Apr 01
                                                             -------------


                    6021-ALLOWANCE                               2,100.00
                    6022-GAS & OIL                                 173.41
                    6023-REPAIR & MAINTENANCE                      450.92
                                                             -------------
                Total 6020-AUTO EXPENSES                         2,724.33


                6050-BANK CHARGES                                  217.25
                6110-CORPORATE ALLOCATION                      -36,316.93
                6175-DIRECTORS AND OFFICERS INSURANC             6,381.68
                6200-DUES AND SUDSCRIPTIONS                        621.50
                6500-PROFESSIONIAL FEES                              6.00
                6530-MEDICAL INSURANCE                             687.33
                6540-MISCELLANEOUS                                  59.93
                6560-OFFICE MAINTENANCE                            940.67
                6570-OFFICE SUPPLIES                             2,872.04
                6580-OFFICE WAGES                               42,886.23
                6585-PAYROLL TAXES - OFFICE                      3,424.22
                6700-PERMITS                                     7,547.50
                6710-POSTAGE & DELIVERY                          1,835.70
                6730-PROPERTY TAXES                              3,915.53
                6740-SECURITY WAGES                              1,200.00
                6745-PAYROLL TAXES - SECURITY                      145.80
                6750-SUPERVISORS                                14,537.79
                6755-PAYROLL TAXES - SUPERVISORS                 1,112.16
                6756-RENT                                       11,328.07
                6850-TRAVEL & ENTERTAINMENT
                    6852-LODGING                                    73.14
                    6853-MEALS                                     263.22
                                                             -------------
                Total 6850-TRAVEL & ENTERTAINMENT                  336.36


                6900-UTILITIES
                    6910-SECURITY                                  190.72
                    6920-ELECTRIC                                  330.94
                    6930-GAS                                        17.01
                    6940-TELEPHONE                              13,087.71
                    6950-WATER                                     522.61
                    6960-WASTE                                      88.00
                    6970-PEST CONTROL                               45.00
                                                             -------------
                Total 6900-UTILITIES                            14,281.99
                                                             -------------
            Total Expense                                       80,745.15
                                                             -------------


    Net Ordinary Income                                        168,663.94


    Other Income/Expense
        Other Income
            7000-OTHER INCOME
                7020-RENTAL INCOME                               2,000.00
                                                             -------------
            Total 7000-OTHER INCOME                              2,000.00
                                                             -------------
        Total Other Income                                       2,000.00

                             USA BIOMAS CORPORATION
                                 PROFIT & LOSS
                                   APRIL 2001



                                                                 Apr 01
                                                             -------------


        Other Expense
            8500-DEBT SERVICE
                8515-BANCO POPULAR LOC                           9,674.04
                8516-BANCO POPULAR MTG                           8,098.00
                8517-BANCORP FINANCIAL SERVICES, INC             8,296.00
                8520-CIT                                         7,783.44
                8530-GE CAPITAL FLEET SERVICES                   1,323.34
                8540-GENERAL MOTORS ACCEPTANCE                     671.13
                8545-INTERNAL REVENUE SERVICE                    1,800.00
                8550-LEE FINANCIAL SERVICES                     18,540.60
                8555-PROVIDENT BANK LOC                          1,000.00
                8560-THE ASSOCIATES                             89,468.64
                8570-SUNSET                                      8,900.00
                8580-VOLVO COMMERCIAL FINANCE                    8,052.46
                                                             -------------
            Total 8500-DEBT SERVICE                            163,607.65
                                                             -------------
        Total Other Expense                                    163,607.65
                                                             -------------
    Net Other Income                                          -161,607.65
                                                             -------------
Net Income                                                       7,056.29
                                                             =============



                            USA BIOMASS CORPORATION
                                A/R AGING SUMMARY
                              AS OF APRIL 30, 2001


                                          Current       1 - 30       31 - 60      61 - 90        > 90         TOTAL
                                        ------------  ------------  -----------  -----------  -----------  ------------
A GROWING CONCERN                          1,034.83      2,474.42     2,749.81     1,133.01       671.77      8,063.84
AGUINAGA FERTILIZER COMPANY, INC.              0.00      4,825.00         0.00         0.00         0.00      4,825.00
ARBOR CARE                                   348.72      1,707.83         0.00         0.00         0.00      2,056.55
ASPLUNDH                                   1,887.43      1,470.47     1,605.50         0.00     3,764.42      8,727.82
BLT                                            0.00      4,320.00     7,560.00         0.00     1,050.00     12,930.00
BURRTEC                                   38,474.24          0.00         0.00         0.00         0.00     38,474.24
CLAREMONT                                  6,591.62      5,871.60         0.00         0.00         0.00     12,463.22
COUNTY SANITATION LA                      33,648.25     32,402.82         0.00         0.00         0.00     66,051.07
DMS LANDSCAPE SERVICES                        58.60        108.40         0.00         0.00         0.00        167.00
JACKSON DISPOSAL                             361.33        678.02       220.35         0.00       282.04      1,541.74
KNUDSEN GRADING CO.                          841.11        929.26     2,704.44         0.00         0.00      4,474.81
LANDSCAPE MANAGEMENT SERVICES                 15.00          0.00         0.00         0.00         0.00         15.00
LAWRENCE LANDSCAPE                            94.11          0.00         0.00         0.00         0.00         94.11
MARIPOSA                                     459.96      1,537.20         0.00         0.00         0.00      1,997.16
MAYFIELD ENTERPRISES                         232.76          0.00         0.00         0.00         0.00        232.76
MISSION LANSCAPING                           793.45        986.57         0.00         0.00         0.00      1,780.02
POTENTIAL                                 25,140.00     35,530.00         0.00       130.00       795.00     61,595.00
QUALITY                                   11,800.00      2,100.00     7,050.00     4,850.00     5,400.00     31,200.00
SANTA FE SPRINGS                              23.79         31.20         0.00         0.00        30.00         84.99
STONETREE LANDSCAPE                          209.72        229.95     1,317.34       459.31         0.00      2,216.32
SUNSET                                    56,623.97     89,515.98    61,540.00    38,822.64    53,544.93    300,047.52
TOTAL LANSCAPE MAINTENANCE                   238.29        702.58       899.31         0.00         0.00      1,840.18
TRUGREEN LANDCARE                              0.00          0.00        47.20         0.00       147.89        195.09
WASTE CARSON                              28,132.13     86,150.00         0.00         0.00         0.00    114,282.13
WASTE SOUTH GATE                          24,072.00     79,178.00         0.00         0.00         0.00    103,250.00
WEST VALLEY MRF. LLC.                     16,756.90          0.00         0.00         0.00         0.00     16,756.90
WHITTIER                                     952.05        539.58         0.00         0.00         0.00      1,491.63
WTR                                          460.15          0.00         0.00         0.00         0.00        460.15
YUKON                                      7,761.00      7,672.45         0.00         0.00         0.00     15,433.45
                                        ------------  ------------  -----------  -----------  -----------  ------------


TOTAL                                    257,011.41    358,961.33    85,693.95    45,394.96    65,686.05    812,747.70
                                        ============  ============ ============  ===========  ===========  ============


                            USA BIOMASS CORPORATION
                                A/P AGING SUMMARY
                              AS OF APRIL 30, 2001



                                           Current       1 - 30      31 - 60   61 - 90      > 90        TOTAL
                                          -----------  ------------  --------  ---------  ---------  ------------
"Y" TIRE SALES                              8,955.35          0.00      0.00       0.00       0.00      8,955.35
@ROAD, Inc.                                   540.00          0.00      0.00       0.00       0.00        540.00
ADVANCED ELECTRONICS                            0.00      6,707.00      0.00       0.00       0.00      6,707.00
AIRBORNE EXPRESS                              102.72          0.00      0.00       0.00       0.00        102.72
AT&T                                            0.00          0.00      0.00      -2.34       0.00         -2.34
BANCO POPULAR                               4,837.02          0.00      0.00       0.00       0.00      4,837.02
BETTS TRUCK PARTS                             507.66      1,661.56      0.00       0.00       0.00      2,169.22
BRAKE-CO TRUCK PARTS                          500.53          0.00      0.00       0.00       0.00        500.53
C & R TIRES & SERVICES, Inc.                    0.00        127.47      0.00       0.00       0.00        127.47
CAPITAL ONE, F.S.B.                           223.52          0.00      0.00       0.00       0.00        223.52
COSBY OIL COMPANY, Inc.                     4,085.50          0.00      0.00       0.00       0.00      4,085.50
COURT TRUSTEE                                 691.63          0.00      0.00       0.00       0.00        691.63
DEPARTMENT OF AGRICULTURE                      47.50          0.00      0.00       0.00       0.00         47.50
DEPT. OF CHILD SUPPORT SERVICES               417.24          0.00      0.00       0.00       0.00        417.24
F. TRUCK REPAIR                                 0.00      3,913.98      0.00       0.00       0.00      3,913.98
FEDEX                                           0.00         11.96      0.00       0.00       0.00         11.96
FIVE STAR GAS AND GEAR                        424.12          0.00      0.00       0.00       0.00        424.12
FONTANA WATER COMPANY                         183.43          0.00      0.00       0.00       0.00        183.43
GREGORY M. JONES                            1,358.61          0.00      0.00       0.00       0.00      1,358.61
IMPERIAL PREMIUM FINANCE, Inc.              6,381.68          0.00      0.00       0.00       0.00      6,381.68
INTERSTATE FILTRATION SERVICES, Inc.          909.31        711.18    895.26     245.84       0.00      2,761.59
IRELL & MANELLA LLP                             0.00    129,216.63      0.00       0.00       0.00    129,216.63
JENNIFER I. RODRIGUEZ                           0.00        761.26      0.00       0.00       0.00        761.26
JOHN TSAGAKIS                                 600.00          0.00      0.00       0.00       0.00        600.00
LANCE B. JONES                                103.77          0.00      0.00       0.00       0.00        103.77
LUMARY'S TIRE SERVICE                       4,922.86          0.00      0.00       0.00       0.00      4,922.86
MANHATTAN MEDICAL                             380.00        354.00      0.00       0.00       0.00        734.00
MARIA DEL CARMAN MILLAN                       335.08          0.00      0.00       0.00       0.00        335.08
NEXTEL COMMUNICATIONS                      10,605.39          0.00      0.00       0.00       0.00     10,605.39
NEXTEL COMMUNICATIONS 2                       731.10          0.00      0.00       0.00       0.00        731.10
NORCAL/San Bernardino, Inc.                     0.00     17,130.15      0.00       0.00       0.00     17,130.15
ORKIN EXTERMINATING                            45.00          0.00      0.00       0.00       0.00         45.00
PRINTING SOLUTIONS                              0.00          0.00      0.00       0.00    -282.42       -282.42
PROVIDENT BANK                                  0.00      2,903.94      0.00       0.00       0.00      2,903.94
QUAD SERVICE, Inc.                          5,817.20          0.00      0.00       0.00       0.00      5,817.20
RIVERSIDE COUNTY DISTRICT ATTORNEY             50.00          0.00      0.00       0.00       0.00         50.00
SOUTHERN CALIFORNIA WATER                      20.28          0.00      0.00       0.00       0.00         20.28





                            USA BIOMASS CORPORATION
                                A/P AGING SUMMARY
                              AS OF APRIL 30, 2001


                                           Current       1 - 30      31 - 60   61 - 90      > 90        TOTAL
                                        ---------     ---------     ------     ------     ------     ----------
SOUTHERN CALIFORNIA WATER 2                227.75          0.00       0.00       0.00       0.00         227.75
TCI TIRE CENTERS, LLC                    2,475.92        372.58       0.00       0.00       0.00       2,848.50
TEAMSTERS MISC. SECURITY FUND                0.00      1,299.13       0.00       0.00       0.00       1,299.13
TED JOHNSON PROPANE                        164.68          0.00       0.00       0.00       0.00         164.68
THE GAS COMPANY                             17.01          0.00       0.00       0.00       0.00          17.01
THE SOCO GROUP, Inc.                     3,849.79      6,262.09       0.00       0.00       0.00      10,111.88
U.S. TRUSTEE                                 0.00      7,500.00       0.00       0.00       0.00       7,500.00
UNITED PARCEL SERVICE                       25.12        404.91       0.00       0.00       0.00         430.03
UNIVERSAL WASTE SYSTEMS, Inc.               88.00          0.00       0.00       0.00       0.00          88.00
VERIZON                                      0.00        925.33       0.00       0.00       0.00         925.33
VERIZON CALIFORNIA                       2,155.21          0.00       0.00       0.00       0.00       2,155.21
YURA TRUCKING                           16,648.25      7,356.00       0.00       0.00       0.00      24,004.25
ZAPOPAN AUTO REPAIR                          0.00        300.00       0.00       0.00       0.00         300.00
                                        ---------    ----------     ------     ------     ------     ----------
TOTAL                                   79,428.23    187,919.17     895.26     243.50    -282.42     268,203.74
                                        =========    ==========     ======     ======     ======     ==========

                                              USA BIOMASS CORPORATION
                                              TRANSACTIONS BY ACCOUNT
                                               AS OF APRIL 30, 2001


                                     Type           Date       Num                 Name                                 Amount
                                     ------------------------  ------------------  -----------------------------------------------
2020-ACCRUED FEDERAL PAYROLL TAXES
                                     Check        04/02/2001   WIRE                SANWA BANK                          -21,810.86
                                     Check        04/09/2001   WIRE                SANWA BANK                          -23,056.15
                                     Check        04/17/2001   WIRE                SANWA BANK                          -21,807.82
                                     Check        04/24/2001   WIRE                SANWA BANK                          -20,718.77
                                     Bill         04/30/2001   FEIN 33-0329559     INTERNAL REVENUE SERVICE               -448.29
                                                                                                                       -----------
TOTAL FEDERAL TAXES PAID                                                                                               -87,841.89
                                                                                                                       -----------


                                          Type      Date              Num                         Name                  Amount
                                     ------------------------  ------------------  -----------------------------------------------
2021-ACCRUED STATE PAYROLL TAXES
                                     Check        04/01/2001   1009                EMPLOYMENT DEVELOPMENT               -3,434.55
                                     Check        04/09/2001   1010                EMPLOYMENT DEVELOPMENT               -3,497.83
                                     Check        04/16/2001   1011                EMPLOYMENT DEVELOPMENT               -3,338.80
                                     Check        04/20/2001   1012                EMPLOYMENT DEVELOPMENT               -3,096.07
                                     Check        04/30/2001   1013                EMPLOYMENT DEVELOPMENT               -3,134.38
                                                                                                                       -----------
TOTAL STATE TAXES PAID                                                                                                 -16,501.63
                                                                                                                       -----------


                                          Type      Date              Num                         Name                  Amount
                                     ------------------------  ------------------  -----------------------------------------------
PROPERTY TAXES PAID
                                     Bill         04/10/2001                       LOS ANGELES COUNTY TAX COLLECTOR      1,338.87
                                     Bill         04/10/2001                       LOS ANGELES COUNTY TAX COLLECTOR      1,882.87
                                     Bill         04/10/2001                       LOS ANGELES COUNTY TAX COLLECTOR        162.53
                                     Bill         04/10/2001                       LOS ANGELES COUNTY TAX COLLECTOR        103.98
                                     Bill         04/10/2001                       LOS ANGELES COUNTY TAX COLLECTOR        249.84
                                     Bill         04/10/2001                       LOS ANGELES COUNTY TAX COLLECTOR      6,970.09
                                     Bill         04/10/2001                       LOS ANGELES COUNTY TAX COLLECTOR      6,336.45
                                     Bill         04/10/2001                       LOS ANGELES COUNTY TAX COLLECTOR         94.52
                                     Bill         04/10/2001                       LOS ANGELES COUNTY TAX COLLECTOR      1,217.14
                                     Bill         04/10/2001                       LOS ANGELES COUNTY TAX COLLECTOR      1,711.69
                                     Bill         04/10/2001                       LOS ANGELES COUNTY TAX COLLECTOR        147.75
                                     Bill         04/20/2001                       KENNETH P. & MARILYN MANESS           3,277.44
                                                                                                                       -----------
TOTAL PROPERTY TAXES PAID                                                                                               23,493.17
                                                                                                                       -----------

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